                                                                    EXHIBIT 99.2

                       BANCWEST CORPORATION AND SUBSIDIARY
                      UNAUDITED CONSOLIDATED BALANCE SHEET
                             (Dollars in thousands)

                                                                         SEPTEMBER 30,
                                                                            1998
                                                                         -----------

ASSETS
Cash and due from banks                                                  $   282,834
Funds sold                                                                    15,000
                                                                         -----------
 Total cash and cash equivalents                                             297,834
Investment securities:
 Held-to-maturity                                                            308,603
 Available-for-sale                                                          613,304
                                                                         -----------
  Total investment securities                                                921,907
Loans held for sale                                                            7,016
Loans and leases held for investment:
 Commercial, financial and agricultural                                      222,884
 Real estate - construction                                                  173,203
 Real estate - mortgage                                                    1,681,198
 Consumer                                                                  1,735,494
 Lease financing                                                             924,324
                                                                         -----------
  Total loans and leases, net                                              4,737,103
 Allowance for credit losses                                                 (56,879)
                                                                         -----------
  Loans and leases, net of allowance for credit losses                     4,680,224
 Customers' acceptance liability                                                 117
 Premises and equipment, net                                                  35,563
 Foreclosed property, net                                                      3,366
 Interest receivable and other assets                                         57,450
 Goodwill, net                                                                58,618
                                                                         -----------
     Total Assets                                                        $ 6,062,095
                                                                         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
 Noninterest-bearing                                                     $ 1,076,382
 Interest-bearing                                                          3,711,331
                                                                         -----------
  Total deposits                                                           4,787,713
Short-term borrowings                                                        315,800
Acceptances outstanding                                                          117
Interest payable and other liabilities                                       114,838
Long-term borrowings                                                         347,048
                                                                         -----------
     Total Liabilities                                                     5,565,516

COMMITMENTS AND CONTINGENT LIABILITIES                                            --

STOCKHOLDERS' EQUITY
Non-cumulative preferred stock - no par value:
 Series A of Bank of the West                                                 20,000
 Series A of BancWest                                                         75,000
Common stock                                                                   8,667
Additional paid-in capital                                                   228,392
Retained earnings                                                            162,209
Accumulated other comprehensive income, net of taxes                           2,311
                                                                         -----------
     Total Stockholders' Equity                                              496,579
                                                                         -----------
     Total Liabilities and Stockholders' Equity                          $ 6,062,095
                                                                         ===========



     See accompanying notes to unaudited consolidated financial statements.

                      BANCWEST CORPORATION AND SUBSIDIARY
                  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
     (Dollars in thousands, except number of shares and per share amounts)

                                                                NINE MONTHS ENDED SEPTEMBER 30,
                                                               ---------------------------------
                                                                  1998                  1997
                                                               -----------           -----------

INTEREST INCOME
Loans and leases                                               $   285,270           $   256,057
Investment securities                                               39,224                43,274
Other                                                                1,168                   674
                                                               -----------           -----------
 Total interest income                                             325,662               300,005

INTEREST EXPENSE
Deposits                                                           107,870               100,911
Short-term borrowings                                                7,253                 8,251
Long-term borrowings                                                15,590                11,248
                                                               -----------           -----------
 Total interest expense                                            130,713               120,410
                                                               -----------           -----------

Net interest income                                                194,949               179,595
Provision for credit losses                                         17,750                14,250
                                                               -----------           -----------
Net interest income after provision for credit losses              177,199               165,345

OTHER INCOME
Service fees on deposit accounts                                    22,256                20,395
Commissions and other fees                                           4,142                 3,233
Trust fees                                                           2,344                 1,954
Gains (losses) on sale of securities, net                              (77)                   55
Gains on sale of loans, net                                          6,663                    --
Foreign exchange gains, net                                          1,321                 1,153
Other                                                                6,359                 4,968
                                                               -----------           -----------
 Total other income                                                 43,008                31,758

OTHER EXPENSE
Salaries and employee benefits                                      61,281                54,848
Net occupancy expense                                               16,630                15,789
Furniture and equipment expenses                                     5,995                 5,789
Contracted data processing                                          11,645                10,603
Other contracted services                                            5,757                 5,018
FDIC insurance premiums                                              1,109                 1,049
Legal and litigation expenses, net of recoveries                     1,334                 1,067
Provision for losses on foreclosed property                            856                    60
Advertising and marketing                                            4,439                 3,520
Amortization of goodwill                                             3,583                 2,990
Other                                                               19,430                17,097
                                                               -----------           -----------
 Total other expense                                               132,059               117,830

Income before income taxes                                          88,148                79,273
Provision for income taxes                                          35,044                32,905
                                                               -----------           -----------

NET INCOME                                                     $    53,104           $    46,368
                                                               ===========           ===========

Basic earnings per common share                                $     27.74           $     24.73
                                                               ===========           ===========

Cash dividends per share                                       $     16.15           $     11.68
                                                               ===========           ===========

Average shares outstanding                                       1,733,430             1,671,914
                                                               ===========           ===========




     See accompanying notes to unaudited consolidated financial statements.

                      BANCWEST CORPORATION AND SUBSIDIARY
                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                                                NINE MONTHS ENDED SEPTEMBER 30,
                                                                                -----------------------------
                                                                                  1998                1997
                                                                                ---------           ---------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                      $  53,104           $  46,368
Adjustments to reconcile net income to net cash provided by
 operating activities:
 Provision for credit losses                                                       17,750              14,250
 Provision for losses on foreclosed property                                          856                  60
 (Gain) loss on sale of securities, net                                                77                 (55)
 Gain on sale of branch                                                              (212)                 --
 Loans held for sale originated or purchased, net                                  (1,259)                 --
 Depreciation and amortization                                                      8,423               7,805
 Deferred income taxes                                                             10,232              16,654
 (Increase) decrease in interest receivable and other assets,
     net of effects of acquisitions                                                     3              (3,870)
 Increase (decrease) in interest payable and other liabilities,
     net of effects of acquisitions                                                 3,020              (2,084)
 Other decreases, net                                                                 (29)               (184)
                                                                                ---------           ---------
Net cash provided by operating activities                                          91,965              78,944
                                                                                ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities and paydowns of investment
     securities held-to-maturity                                                   33,127              24,737
Proceeds from sales, maturities and paydowns of investment
     securities available-for-sale                                                188,833             214,727
Purchases of held-to-maturity securities                                          (28,616)            (77,106)
Purchases of available-for-sale investment securities                            (254,309)           (134,854)
Loans and leases held for investment originated or purchased, net
     of collections, transfers to foreclosed property and acquisitions           (405,709)           (471,802)
Purchases of premises and equipment, net of effects
     of acquisitions                                                               (4,937)             (1,859)
Proceeds from sales of foreclosed property and premises
     and equipment                                                                  1,165               3,058
Acquisitions - cash received in excess of cash and cash
     equivalents acquired                                                          24,510              20,112
Branch sale, cash paid, net of gain on sale                                       (10,767)                 --
                                                                                ---------           ---------
Net cash used in investing activities                                            (456,703)           (422,987)
                                                                                ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in deposits, net of effects of acquisitions                          198,635             195,557
Net increase in short-term borrowings                                             131,382             103,974
Increase in long-term borrowings                                                   37,179             147,816
Cash dividends                                                                    (33,016)            (24,074)
                                                                                ---------           ---------
Net cash provided by financing activities                                         334,180             423,273
                                                                                ---------           ---------

(Decrease) increase in cash and cash equivalents                                  (30,558)             79,230
Cash and cash equivalents, January 1                                              328,392             264,259
                                                                                ---------           ---------
Cash and cash equivalents, September 30                                         $ 297,834           $ 343,489
                                                                                =========           =========

OTHER CASH FLOW INFORMATION
Interest paid                                                                   $ 130,974           $ 119,388
Income taxes paid                                                                  22,021              15,310



     See accompanying notes to unaudited consolidated financial statements.

                      BANCWEST CORPORATION AND SUBSIDIARY
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The accounting and reporting policies of BancWest Corporation and Subsidiary (the "Company") conform with generally accepted accounting principles and practices within the banking industry. The following is a summary of the significant accounting policies:

         Consolidation:

         The consolidated financial statements of the Company include the accounts of BancWest Corporation and its wholly-owned subsidiary Bank of the West (the "Bank"). All significant intercompany balances and transactions have been eliminated in consolidation. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary for a fair presentation are reflected in the consolidated financial statements.

         Reclassifications:

         Certain amounts in the consolidated financial statements for 1997 have been reclassified to conform with the 1998 presentation. Such reclassifications had no effect on the consolidated net income as previously reported.

2.       ACCOUNTING CHANGES

         The provisions of Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," that were deferred by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125 - An Amendment of FASB Statement No. 125," became effective as to repurchase agreements, dollar rolls, securities lending and certain other transactions after December 31, 1997. The Company requires delivery of collateral or other security as a condition to entering into repurchase or reverse-repurchase transactions.

         SFAS No. 130, "Reporting Comprehensive Income," is effective for fiscal years beginning after December 15, 1997. SFAS No. 130 establishes presentation and disclosure requirements for comprehensive income; however, it does not affect existing recognition or measurement standards. For the Company, comprehensive income consists of net income and the change in unrealized gains and losses on available-for-sale securities. Comprehensive income was $54,505,000 and $46,745,000 for the nine months ended September 30, 1998 and 1997, respectively.

         SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," is effective for fiscal years beginning after December 15, 1997. SFAS No. 131 establishes standards for reporting information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 does not affect existing recognition or measurement standards. The provisions of SFAS No. 131 need not be applied to interim financial statements in the initial year of its application. Accordingly, such disclosures have not been presented herein.

         In February 1998, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which standardized the disclosure requirements for pensions and other post-retirement benefits. The Company plans to implement SFAS No. 132 (which does not impact existing measurement or recognition standards) in its consolidated financial statements for the year ending December 31, 1998.

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities. SFAS No. 133 requires the recognition of all derivative instruments as either assets or liabilities in the statement of financial position and measurement of those derivative instruments at fair value. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The adoption of this standard is not expected to have a material effect on the Company's consolidated financial statements.


   Selected information - substantially all disclosures required by generally accepted accounting principles are not included.

                      BANCWEST CORPORATION AND SUBSIDIARY
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


         Recently, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends SFAS No. 65, "Accounting for Certain Mortgage Backed Securities." SFAS No. 134 is effective for the first fiscal quarter beginning after December 31, 1998. SFAS No. 134 specifies the requirements for classification of securities which are retained following securitization of mortgages previously held for resale. The Company does not have securitized mortgage loans. Accordingly, management does not expect SFAS No. 134 to affect the consolidated financial statements of the Company.

3.       MERGER AGREEMENT WITH FIRST HAWAIIAN, INC.

         On May 28, 1998, the Company signed a definitive agreement to merge with First Hawaiian, Inc. ("FHI"), parent company of First Hawaiian Bank and Pacific One Bank, in which FHI will be the surviving corporation. The surviving corporation will change its name to "BancWest Corporation." All regulatory and stockholder approvals have been received. The merger was completed on November 1, 1998 and will be accounted for using the purchase method of accounting.

         First Hawaiian Bank is the second largest bank in the state of Hawaii, with 60 branches in Hawaii, two in Guam, one in Saipan, and an offshore branch in Grand Cayman, British West Indies. Pacific One Bank, which will be merged into Bank of the West as part of the transaction, is based in Portland, Oregon and has 38 branches in Oregon, Washington and Idaho.









   Selected information - substantially all disclosures required by generally accepted accounting principles are not included.